                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             CHENIERE ENERGY, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                             CHENIERE ENERGY, INC.
                               Two Allen Center
                         1200 Smith Street, Suite 1710
                           Houston, Texas 77002-4312
                                 713/659-1361



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held November 5, 1997


   Notice is hereby given that the annual meeting of stockholders of Cheniere Energy, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, November 5, 1997, at 10:00 a.m., Houston, Texas time, at Two Allen Center, 1200 Smith Street, Suite 1710, Houston, Texas, for the following purposes:

   1. To elect a Board of five directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

   2. To approve the adoption of the Company's 1997 Stock Option Plan;

   3. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation pursuant to which (a) the total number of shares of the Company's capital stock would be increased to 45,000,000, (b) the number of shares of the Company's authorized common stock, par value $.003 per share, would be increased to 40,000,000, and (c) the number of shares of the Company's authorized preferred stock, par value $.0001 per share, would be increased to 5,000,000;

   4. To appoint Merdinger, Fruchter, Rosen & Corso, P.C. as auditors of the Company for the fiscal year ending August 31, 1998; and

   5. To consider and act upon such other business as may properly be presented to the meeting or any adjournment thereof.

   A record of stockholders has been taken as of the close of business on October 1, 1997, and only those stockholders of record on that date will be entitled to notice of and to vote at the meeting or any adjournment thereof. All stockholders of the Company are invited to attend the meeting. The Board of Directors, however, requests that you promptly sign, date and mail the enclosed proxy, even if you plan to be present at the meeting. If you attend the meeting, you can either vote in person or by your proxy. Please return your proxy in the enclosed, postage-paid envelope.

                                          By order of the Board of Directors,


                                          /s/ CHARIF SOUKI
                                          --------------------------------------
                                                        Charif Souki
                                          Secretary and Co-Chairman of the Board


                                          /s/ WILLIAM D. FORSTER
                                          --------------------------------------
                                                    William D. Forster
                                                 Co-Chairman of the Board


October 10, 1997

                             CHENIERE ENERGY, INC.
                               Two Allen Center
                         1200 Smith Street, Suite 1710
                           Houston, Texas 77002-4312
                                 713/659-1361

                                PROXY STATEMENT

     This Proxy Statement and the enclosed proxy are being mailed to stockholders of Cheniere Energy, Inc., a Delaware corporation (the "Company"), commencing on or about October 16, 1997. The Company's Board of Directors is soliciting proxies to be voted at the Company's annual meeting of stockholders to be held in Houston, Texas on Wednesday, November 5, 1997 and at any adjournment thereof, for the purposes set forth in the accompanying notice. The shares covered by a proxy, if such is properly executed and received prior to the meeting, will be voted in accordance with the directions specified thereon regarding election of directors, adoption of the 1997 Stock Option Plan, proposed amendment of the Company's Amended and Restated Certificate of Incorporation to increase total authorized capital stock, common stock, and preferred stock, appointment of Merdinger, Fruchter, Rosen & Corso as auditors, and with respect to any other matters which may properly come before the meeting, in accordance with the judgment of the persons designated as proxies.
A proxy may be revoked at any time before it is exercised by giving written notice to, or filing a duly executed proxy bearing a later date with, the Secretary of the Company, or by voting in person at the meeting. Management expects that the only matters to be presented for action at the meeting will be the election of directors, approval of adoption of the 1997 Stock Option Plan, approval of the proposed amendment of Company's Amended and Restated Certificate of Incorporation to increase total authorized capital stock, common stock, and preferred stock, and appointment of Merdinger, Fruchter, Rosen & Corso as auditors.

     At the close of business on October 1, 1997, the record date for determining the stockholders entitled to notice of and to vote at the meeting (the "Record Date"), there were outstanding and entitled to vote 14,160,866 shares of the Company's common stock, par value $.003 per share ("Common Stock"). Each share of Common Stock entitles the holder to one vote on all matters presented at the meeting.

     The Company will bear the costs of soliciting proxies in the accompanying form. In addition to solicitations by mail, a number of regular employees of the Company may solicit proxies in person or by telephone.

                             ELECTION OF DIRECTORS

NOMINEES

     At the meeting, five nominees are to be elected to the Company's Board of Directors, each director to hold office until the next annual meeting of stockholders and until his successor is elected and qualified. Unless your proxy specifies otherwise or withholds authority to vote for one or more nominees named thereon and described below, it is intended that the shares represented by your proxy will be voted for the election of these five nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee should become unavailable for election, your proxy may be voted for a substitute nominee selected by the Board, or the Board may be reduced accordingly. The Board is unaware of any circumstances likely to render any nominee unavailable.


   DIRECTOR NOMINEE     DIRECTOR SINCE  AGE           POSITION
----------------------  --------------  ---  ---------------------------
William D. Forster...        1996        50  Director and Co-Chairman
                                             of the Board of Directors
Kenneth R. Peak......        1997        52  Director
Charif Souki.........        1996        44  Director and Co-Chairman
                                             of the Board of Directors,
                                             and Secretary
Walter L. Williams...        1996        69  Director and President and
                                             Chief Executive Officer
Efrem Zimbalist III..        1996        50  Director

     WILLIAM D. FORSTER is currently Co-Chairman of the Board of Directors of the Company and served as President and Chief Executive Officer of the Company from July 1996 to September 1997. Mr. Forster was an investment banker with Lehman Brothers from 1975 to 1990, serving as a Managing Director for eleven years, initially in the oil and gas department for seven years, and then in various other areas. In 1990, he founded his own private investment bank, W. Forster & Co. Inc. Mr. Forster is a director of Equity Oil Company, a NASDAQ National Market company. Mr. Forster holds a B.A. in economics from Harvard College and an M.B.A. from Harvard Business School.

     KENNETH R. PEAK is currently a director of the Company and a member of the Audit Committee. Mr. Peak has been the President of Peak Enernomics, Incorporated, a company engaged in consulting activities in the oil and gas industry, since forming the company in 1990. From 1989 to 1990 Mr. Peak served as a Managing Director and Co-Manager, Corporate Finance, of Howard Weil Incorporated, an investment banking firm. Prior to joining Howard Weil Incorporated, Mr. Peak served as Vice President-Finance for Forest Oil Corporation from 1988 to 1989. Mr. Peak received a B.S. in physics from Ohio University and an M.B.A. from Columbia University. He currently serves as a director of NL Industries, Inc. and Amerac Energy Corporation.

     CHARIF SOUKI is currently Co-Chairman of the Board of Directors and Secretary of the Company and is a member of the Audit Committee. Mr. Souki is an independent investment banker with twenty years of experience in the industry. In the past few years he has specialized in providing financing for promising microcap and small capitalization companies with an emphasis on the oil and gas industry. Mr. Souki received his B.A. from Colgate University and his M.B.A. from Columbia University.

     WALTER L. WILLIAMS is currently President and Chief Executive Officer and a director of the Company. Prior to joining the Company, Mr. Williams spent 32 years as a founder and later Chairman and Chief Executive Officer of Texoil, Inc., a publicly held Gulf Coast exploration and production company. Prior to that time he was an independent petroleum consultant. Mr. Williams received a B.S. in petroleum engineering from Texas A&M University and is a Registered Engineer in Louisiana and Texas. He serves on the board of directors of Texoil, Inc. and has served as a Director and Member of the Executive Committee of the Board of the Houston Museum of Natural Science.

     EFREM ZIMBALIST III is currently a director of the Company and Chairman of the Audit Committee. He is also President and Chief Executive Officer of Times Mirror Magazines, a division of Times Mirror Co., and a Vice President of Times Mirror Co. From 1993 to 1995 he served Times Mirror Co. as Vice President, Strategic Development. Previously he served as Chairman and Chief Executive Office of Correia Art Glass, Inc., a family owned business. He also served five years as senior engagement manager at the management consulting firm of McKinsey and Co., Inc. in Los Angeles. Mr. Zimbalist holds a B.A. in economics from Harvard College and an M.B.A. from Harvard Business School.

BOARD AND COMMITTEE ACTIVITY, STRUCTURE AND COMPENSATION

     The Company's operations are managed under the broad supervision and direction of the Board of Directors, which has the ultimate responsibility for the establishment and implementation of the Company's general operating philosophy, objectives, goals and policies. Pursuant to delegated authority, certain Board functions are discharged by the Board's standing Audit Committee. Members of the Audit Committee for a given year are selected by the Board following the annual stockholders' meeting. During the fiscal year ended August 31, 1997, the Company's Board of Directors held six meetings and each incumbent member of the Board attended or participated in at least 75% of the aggregate number of (i) Board meetings and (ii) committee meetings held by all committees of the Board on which he served.

     The Audit Committee annually recommends independent auditors for appointment by the Board of Directors, reviews the services to be performed by the independent auditors, and receives and reviews the reports submitted by them. The committee also determines the duties and responsibilities of the Company for the conduct of its internal audit program and receives and reviews reports submitted by the Chief Financial Officer. The Audit Committee held one meeting during the fiscal year ended August 31, 1997. The committee's members for the fiscal year ended August 31, 1997 were Efrem Zimbalist III, Chairman, and Charif Souki and the committee's current members are Efrem Zimbalist III, Chairman, Kenneth R. Peak and Charif Souki.

     During the fiscal year ended August 31, 1997, directors received no remuneration for serving on the Board of Directors of the Company, nor were they compensated for attending Board or committee meetings.

                            1997 STOCK OPTION PLAN

     Subject to approval by the Company's stockholders within 12 months of April 22, 1997, by unanimous written consent dated October 2, 1997, the Board of Directors adopted, effective as of April 22, 1997, the Cheniere Energy, Inc. 1997 Stock Option Plan, as amended and restated (the "Plan"). The purpose of the Plan is to advance the interests of the Company and its stockholders and subsidiaries by attracting, retaining and motivating the performance of selected directors, officers, and employees of the Company of high caliber and potential upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, and to encourage and enable such directors, officers, and employees to acquire and retain a proprietary interest in the Company by ownership of its stock. Therefore, the Board of Directors recommends that the stockholders approve the Plan as set forth in Appendix A to this Proxy Statement, which is incorporated herein by reference.

     The Plan provides for the grant of Nonqualified Stock Options and Incentive Stock Options. The following is a brief summary of the principal features of the Plan proposed by the Board of Directors. The Company does not purport that the summary is complete and the summary is qualified in its entirety by reference to the terms of the Plan set forth in Appendix A.

     Administration. The Plan will be administered by a Committee comprised solely of directors each of whom is (i) an "outside director" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and (ii) a "non-employee director" as defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), as selected by the Board of Directors; provided, however, with respect to any Nonqualified Stock Options for directors who are Committee members, the Board of Directors shall function in the capacity as the Committee under the Plan. The Committee will select the persons who, from time to time, will receive Options, the number that they are to receive, the Option price of the shares, the vesting date, and the expiration date.

     Shares of Stock Subject to Plan. Pursuant to the Plan, the Company may grant Options exercisable for up to 950,000 shares of Common Stock. Those shares may be either authorized but unissued shares or shares held in the Company's treasury. If any outstanding Option terminates for any reason, the shares of Common Stock subject to the unexercised portion of such Option become available for new Option grants. The number of shares of Common Stock which may be issued under the Plan and pursuant to then outstanding Stock Options are subject to adjustments to prevent enlargement or dilution of rights resulting from stock dividends, stock splits, recapitalizations, reorganizations or similar transactions.

     Options. The two types of Options which the Committee may grant under the Plan are Nonqualified Stock Options and Incentive Stock Options. Incentive Options may only be granted to Eligible Persons who are considered employees of the Company or any Subsidiary. An Option will be effective on the date it is approved by the Committee unless the Committee specifies a later effective date. The Company and the Optionee shall enter into a Stock Option Agreement which details the terms and conditions of the Options granted. The Committee sets the Option Price, however, the Option Price of an Incentive Stock Option shall not be less than 100% (110% in the case of certain 10% shareholders) of the Fair Market Value of a share of Common Stock on the date of grant. A Nonqualified Stock Option that is intended to qualify as performance based compensation to an officer subject to Section 162(m) of the Code must be granted with an exercise price equal to 100% of the fair market value of a share of Common Stock on the grant date. An Option shall vest and become exercisable as stated in the applicable Stock Option Agreement, provided that the Optionee is an Eligible Person on the applicable vesting dates. The Committee has sole discretion to accelerate any Option at any time. An Option must be exercised within ten years from the date of grant unless a shorter period is specified in the Stock Option Agreement.

     An Option may be exercised wholly or in part, in whole share increments, at any time within the period permitted for exercise. Only the Optionee may exercise an Option during the Optionee's lifetime, except that in the case of an Optionee who is legally incapacitated, the Option shall be exercisable by the Optionee's guardian or legal representative. Optionees may not transfer Options other than by will or the laws of descent and distribution. Transfers by will or the laws of descent and distribution shall not be effective unless the Company has been furnished with written notice of the transfer and evidence sufficient to convince the Committee of the authenticity of the transfer.

     Incentive Stock Options. To the extent that the aggregate fair market value of stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under this Plan and any
other stock option plans of the Company or any   parent or Subsidiary
corporations) exceeds $100,000, such Stock Options in excess of the $100,000 limit must be treated as Nonqualified Stock Options. This limitation will be applied by taking Options in the order they were granted. If an Optionee disposes of any shares of Common Stock acquired by exercise of an Incentive Stock Option within two years following the date of grant or within one year of transfer due to exercise, the Optionee must provide written notice to the Company of the date and terms of the disposition within ten days after the disposition. Any Incentive Stock Option granted under this Plan will contain any additional terms and conditions necessary, in conjunction with this Plan, for the Incentive Stock Option to qualify as an "incentive stock option" under
Section 422 of the Internal Revenue Code of 1986, as amended ("Code").

     Tax Consequences of Nonqualified Stock Options. An Optionee does not recognize any income for federal tax purposes at the time a Nonqualified Stock Option is granted, and the Company is not then entitled to a deduction. When any Nonqualified Stock Option is exercised, the Optionee recognizes ordinary income in an amount equal to the difference between the fair market value of the shares on the exercise date and the exercise price of the Nonqualified Stock Option, and the Company generally recognizes a tax deduction in the same amount. An Optionee generally recognizes capital gain or loss on subsequent disposition of shares acquired by exercising a Nonqualified Stock Option. The Optionee's tax basis in such shares equals the fair market value of the stock at exercise. If the stock is sold at a loss, an Optionee may be limited in the amount of loss that is currently deductible.

     If all or any part of the exercise of a Nonqualified Stock Option is paid by an Optionee with shares of Common Stock (including shares previously acquired on the exercise of any options), no gain or loss will be recognized on the shares surrendered as payment. The number of shares received on such exercise of the Nonqualified Stock Option equal to the number of shares surrendered will have the same basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss, as the basis and holding period of the shares surrendered. The balance of the shares received on such exercise will be treated for federal income tax purposes as described in the preceding paragraph as though issued on the exercise of the Nonqualified Stock Option for an exercise price equal to the consideration, if any, paid by the Optionee in cash. The Optionee's compensation, which is taxable as ordinary income on such exercise, and the Company's deduction will not be affected by whether the exercise price is paid in cash or in shares of Common Stock. However, gain on the stock transferred to exercise the Nonqualified Stock Option is deferred until such shares are sold or otherwise disposed.

     Taxable compensation earned by certain named executive officers subject to
Section 162(m) of the Code in respect of Stock Options is generally intended to satisfy the requirements for "qualified performance-based compensation", but no assurance can be provided that the Company will be able to satisfy these requirements in all cases, and the Company may, in its sole discretion, determine in one or more cases that it is in its best interest not to satisfy these requirements even if it is able to do so.

     Tax Consequences of Incentive Stock Options. An Optionee does not recognize any income for federal tax purposes when an Incentive Stock Option is granted or upon its qualified exercise. If an Optionee does not dispose of the shares acquired by exercising an Incentive Stock Option within two years after its grant and one year after its exercise, the exercise is qualified and the gain or loss (if any) on a subsequent sale will be a long-term capital gain or loss. Such gain or loss is the difference between the sales proceeds and the exercise price of the Option covering the stock sold. The Company is not entitled to a tax deduction as the result of the grant or qualified exercise of an Incentive Stock Option. Although the qualified exercise of an Incentive Stock Option will not result in ordinary taxable income to the Optionee, it will produce an increase in the Optionee's alternative minimum taxable income and thus may result in an alternative minimum tax liability.

     If an Optionee disposes of shares acquired upon exercise of an Incentive Stock Option within either two years after the date of its grant or one year after its exercise, the disposition is a disqualifying disposition and the Optionee will recognize ordinary income in the year of such disposition. The amount of ordinary income recognized equals the excess of the fair market value of shares at the time the Incentive Stock Option was exercised over the exercise price, and the balance of the gain (if any) will be short or long term capital gain depending on whether the shares were disposed of more than 12 months after exercise. If the disqualifying disposition is at a price between the exercise price and fair market value at exercise, the ordinary income is limited to the excess of the amount realized on the disposition over the exercise price. If the disqualifying disposition is at a price below the exercise price, the loss will be short or long term capital loss depending on the Optionee's holding period with respect to the disposed shares. The Company generally is entitled to a deduction in the year of the disqualifying disposition in an amount equal to the ordinary income recognized by the Optionee as a result of such disposition.

     If all or any part of the exercise of an Incentive Stock Option is paid by an Optionee with shares of Common Stock (including shares previously acquired on the exercise of any options), the Optionee generally will not recognize any income, gain or loss on the transfer of the surrendered shares. The tax basis and holding period for the acquired shares will be determined in the same manner described above for Nonqualified Stock Options exercised with shares of Common Stock. However, if the shares of Common Stock used to exercise the Incentive Stock Options were acquired on the exercise of an Incentive Stock Option granted under this Plan, then such use is a disqualifying disposition as to such stock if the applicable holding periods described in the preceding paragraph are not met. In such event, the Optionee would recognize gain or loss on such disqualifying disposition as described in the preceding paragraph.

     The excess of the fair market value of the shares upon exercise of an Incentive Stock Option over the exercise price is a positive adjustment for alternative minimum tax ("AMT") purposes. In addition, the basis of shares acquired through the exercise of an Incentive Stock Option for determining gain or loss for AMT purposes is increased by the amount of the positive AMT adjustment created due to the earlier exercise.

     Termination of Service. Unless otherwise provided in the Stock Option Agreement, if an Optionee dies after the date of grant, the executor or administrator of the Optionee's estate, or anyone to whom an outstanding Option has been validly transferred by will or the laws of descent and distribution, will have the right, within one year after the Optionee's death, to exercise any portion of the Option which was exercisable but unexercised at the time of the Optionee's death. If an Optionee's employment or other service with the Company or any Subsidiary is terminated due to permanent and total disability at any time after grant, the Optionee, or his legal guardian or representative, will have the right, within one year of the date of the Optionee's disability, to exercise any portion of the outstanding Option which was exercisable but unexercised at the time of the Optionee's termination due to disability. The period for exercise of an Option after the date of death or disability is limited by the maximum term set for exercise in the Stock Option Agreement. The Committee may determine at or after the grant to make any portion of an Option that is not exercisable at the date of death or disability immediately vested and exercisable. Unless otherwise provided in the Stock Option Agreement, if an Optionee's employment or other service with the Company or any Subsidiary is terminated for cause (as defined in the Plan), the Optionee's right to exercise any unexercised portion of any Option will terminate and all rights under any Option will cease. If an Optionee's employment or other service with the Company is terminated for any reason other than death, permanent and total disability, or for cause, the Optionee will have the right to exercise any Option to the extent it was exercisable and unexercised on the date of termination during the period which ends the earlier of 90 days after termination or the date that the Option expires.

     Change in Control. Upon a "Change in Control" (as defined in the Plan) of the Company, the unvested portion of every outstanding Option will become fully and immediately vested and an Optionee must surrender his or her Option and receive, for each share of Common Stock issuable under the Option outstanding at such time, a cash payment equal to the excess of the Fair Market Value of the Common Stock at the time of the Change in Control over the Option Price of the Common Stock. The vesting and cash payment described above will not occur if
(i) the Change in Control was approved by at least two-thirds of the Board who were serving as such immediately prior to the transaction and (ii) provision has been made in connection with such transaction for (a) the continuation of the Plan and/or the assumption of such Options by a successor corporation (or a parent or subsidiary thereof) or (b) the substitution for such Options of new Options covering the stock of a successor corporation (or a parent or subsidiary thereof), with appropriate adjustments as to the number and kinds of shares and exercise prices.

     Effective Date, Termination, and Amendment. The Plan shall become effective on the date of its adoption by the Board; provided, however, that no Option shall be exercisable by an Optionee unless and until the Plan has been approved by the stockholders of the Company. Stockholder approval of the Plan must be obtained within twelve months before or after the adoption of the Plan by the Board. If the stockholders fail to approve the Plan within one year from the Effective Date, any Options granted under the Plan will be null and void and of no effect. The Plan terminates on the date immediately preceding the tenth anniversary of the earlier of the date the Plan is adopted by the Board or the date the Plan is approved by the Company's stockholders. The Board may, in its sole discretion and at any earlier date, terminate the Plan; provided, however, no termination of the Plan shall in any manner affect any Option already granted under the Plan without the consent of the Optionee or the permitted transferee of the Option. The Board may at any time and from time to time, amend or modify the Plan, however, no amendment or modification of the Plan shall in any manner affect any Option already granted under the Plan without the consent of the Optionee or the permitted transferee of the Option and certain amendments may require stockholder approval.

     Certain Securities Law Matters. If any provision of the Plan or any Stock Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions of the Plan or Stock Option Agreement shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction. The Company intends to register under the Securities Act of 1933, as amended (the "Securities Act"), the Common Stock reserved for issuance under the Plan on a registration statement on Form S-8. The Company intends to file such Form S-8 with the Securities and Exchange Commission after the Company's stockholders approve the Plan's adoption.

     New Plan Benefits. The following table provides information concerning amounts that will be received by or allocated to (i) each Named Executive (see "Management--Executive Officers" below), (ii) all current executive officers of the Company as a group, (iii) all current non-executive officer directors of the Company as a group, and (iv) all non-executive officer employees of the Company as a group.

                            1997 STOCK OPTION PLAN
                            ----------------------

                                                                MARKET VALUE
                                                                OF UNDERLYING
        NAME AND POSITION                  NUMBER OF OPTIONS    SECURITIES (6)
        -----------------                  -----------------    --------------
William D. Forster, President and
Chief Executive Officer...................           0                --
Keith F. Carney, Chief Financial Officer
and Treasurer.............................     150,000 (1)      $468,750.00
Charif Souki, Chairman of the Board
and Secretary.............................           0                --
Walter L. Williams, Vice Chairman.........     150,000 (2)      $468,750.00
Executive Officers as a group (3 persons).     300,000 (3)      $947,500.00
Non-Executive Officer Directors as a group
(3 persons)...............................      45,000 (4)      $140,625.00
Non-Executive Officer Employees Group
(1  persons)..............................      12,000 (5)      $      0.00 (5)
_____________________

(1) On July 16, 1996, Keith F. Carney, Chief Financial Officer and Treasurer, was granted Nonqualified Stock Options exercisable for 150,000 shares of Common Stock. Mr. Carney's Options become exercisable in equal 25% measures on the first through fourth anniversary of the grant date. The exercise price for the Options is $3.00 and they expire five years from the date upon which they were granted. If the Company's stockholders approve the Plan, these Options will be assumed under the Plan.
(2) On June 1, 1996, Walter L. Williams, then Vice Chairman and currently President and Chief Executive Officer, was granted Nonqualified Stock Options exercisable for 150,000 shares of Common Stock. Mr. Williams' Options became 50% exercisable one year from the date of grant and will become 100% exercisable on the second anniversary of the date of grant. The exercise price for the Options is $3.00 and they expire five years from the date upon which they were granted. If the Company's stockholders approve the Plan, these Options will be assumed under the Plan.
(3)  Includes Messrs. Carney's and Williams' Options described in notes (1) and
     (2) above.
(4) On September 29, 1997, Efrem Zimbalist III, Director, and Kenneth R. Peak, Director, were each granted Nonqualified Stock Options exercisable for 10,000 shares of Common Stock. If the Company's stockholders approve the Plan, Messrs. Zimbalist's and Peak's Options will become 100% exercisable one year from the date of grant at an exercise price of $3.00 per share. These Options will expire five years after the date upon which they were granted. Also on September 29, 1997, Mr. Peak was granted Nonqualified Stock Options exercisable for 25,000 shares of Common Stock. If the Company's shareholders approve the Plan, Mr. Peak's Options will become 50% exercisable one year from the date of grant and 100% exercisable two years from the date of grant. The exercise price for these Options is $3.00 and they expire five years from the date upon which they were granted.

(5) Nonqualified Stock Options exercisable for 12,000 shares of Common Stock were granted to a non-executive officer employee on January 23, 1997. In May 1997 the Options were canceled upon termination of the employee's employment with the Company.
(6) Based on the last sales price of $3.125 for a share of Common Stock on October 10, 1997, as reported in the consolidated reporting system for NASDAQ SmallCap Issues.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ADOPTION OF THE 1997 STOCK OPTION PLAN.

                   PROPOSED AMENDMENT TO INCREASE NUMBER OF
        TOTAL AUTHORIZED CAPITAL SHARES, NUMBER OF AUTHORIZED SHARES OF
       COMMON STOCK, AND NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

     The Company's Board of Directors has approved and declared the advisability of amending the Company's Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of Capital Stock from 21,000,000 to 45,000,000, the number of authorized shares of Common Stock from 20,000,000 to 40,000,000, and the number of authorized shares of Preferred Stock from 1,000,000 to 5,000,000. The amendment would change the first sentence and items
(1) and (2) of Article Fourth of the Company's Amended and Restated Certificate of Incorporation to be and read in their entirety as follows:

          FOURTH: The total number of shares of stock that the Company shall have authority to issue is 45,000,000 shares, consisting of:

          (1) 40,000,000 shares of Common Stock, having a par value of $.003 per share; and

          (2) 5,000,000 shares of Preferred Stock with a par value of $.0001 per share.

     The purpose of the amendment is to provide the Company with maximum flexibility in arranging future funding for anticipated leasing and drilling activities related to its 3-D seismic exploration project in Cameron Parish, Louisiana, and for other corporate purposes. There remain only 5,133,022 and 2/3 shares of the Company's authorized Common Stock which are unissued and not already reserved for issuance for a specific purpose. As of October 1, 1997, the Record Date, there were 14,160,866 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding. There are 319,444 and 2/3 shares of Common Stock reserved for issuance upon exercise of outstanding options and 386,666 and 2/3 shares of Common Stock reserved for issuance upon the exercise of outstanding warrants. Except as mentioned above, the Company currently has no specific plans or proposals for issuing the additional shares which are the subject of the proposed amendment. If the Company's stockholders approve the proposed amendment, the Company does not anticipate seeking stockholder approval in connection with specific issuances of additional authorized shares except to the extent required by law, and rules and regulations of exchanges or other markets upon which the Company's Common Stock may trade.

     The proposed amendment will not effect the existing rights of holders of Common Stock. Under Delaware law, since the Company's Amended and Restated Certificate of Incorporation does not expressly grant preemptive rights, holders of Common Stock do not have preemptive rights to acquire unissued shares, treasury shares or securities convertible into such shares. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and on the voting power of existing holders of Common Stock. It also may adversely affect the market price of the Common Stock. However, the Company's financial performance and market price of the Common Stock may benefit from the issuance of additional shares in transactions which yield the Company additional assets, favorable business opportunities or additional working capital to pursue its business plans.

      As amended by the proposed amendment, the Amended and Restated Certificate of Incorporation would authorize a class of undesignated Preferred Stock consisting of 5,000,000 shares. The Board of Directors may, from time to time, issue Preferred Stock in one or more series. The terms of the Preferred Stock including dividend rights and rates or amounts, conversion rights and prices, voting rights, redemption rights and terms, liquidation preferences, and any other rights, preferences, privileges and restrictions will be determined by the Board of Directors. The purpose of authorizing the Board of Directors to determine such rights, preferences, privileges and restrictions is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of Preferred Stock could adversely affect the voting power of the holders of Common Stock, render more difficult certain possible takeover proposals to acquire control of the Company, and make removal of the Company's management more difficult.

      Section 203 of the Delaware General Corporations Law ("Section 203") generally provides that a stockholder acquiring more than 15% of the outstanding voting stock of a corporation subject to the statute (an "Interested Stockholder") may not engage in certain Business Combinations (as defined in
Section 203) with the corporation for a period of three years after the date on which the stockholder became an Interested Stockholder unless (i) prior to such date, the corporation's board of directors approved either the Business Combination or the transaction in which the stockholder became an Interested Stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an Interested Stockholder, the interested stockholder owned at least 85% of the voting stock of the Company outstanding (not counting shares owned by officers and directors or certain employee stock plans), or (iii) the Business Combination is approved by the corporation's board of directors and authorized at a stockholders' meeting by a vote of at least two-thirds of the corporation's outstanding voting stock not owned by the Interested Stockholder. Under Section 203, these restrictions will not apply to certain Business Combinations proposed by an Interested Stockholder following the earlier of the announcement or notification of one of certain extraordinary transactions involving the corporation and a person who was not an Interested Stockholder during the previous three years or who became an Interested Stockholder with the approval of the corporation's board of directors, if such extraordinary transaction is approved or not opposed by a majority of the directors who were directors prior to such person becoming an Interested Stockholder during the previous three years or were recommended for election or elected to succeed such directors by a majority of such directors.

     Section 203 defines the term Business Combination to encompass a wide variety of transactions with or caused by an Interested Stockholder, including transactions in which the Interested Stockholder receives or could receive a benefit on other than a pro rata basis with other stockholders, such as mergers, certain asset sales, certain issuances of additional shares to the Interested Stockholder, transactions with the corporation which increase the proportionate interest in the corporation directly or indirectly owned by the Interested Stockholder, or transactions in which the Interested Stockholder receives certain other benefits.

     The provisions of Section 203, coupled with the Board of Director's authority to issue Preferred Stock without further stockholder action, could delay or frustrate the removal of incumbent directors or a change in control of the Company. The provisions could also discourage, impede or prevent a merger, tender offer or proxy contest, even if such event would be favorable to the interests of stockholders. The Company's stockholders, by adopting an amendment to the Amended and Restated Certificate of Incorporation or the Bylaws, may elect not to be governed by Section 203 effective 12 months after such adoption. Neither the Certificate nor the Bylaws currently exclude the Company from the restrictions imposed by Section 203.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION INCREASING THE TOTAL NUMBER OF SHARES OF AUTHORIZED CAPITAL STOCK TO 45,000,000, THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK TO 40,000,000, AND THE NUMBER OF SHARES OF AUTHORIZED PREFERRED STOCK TO 5,000,000.

     APPOINTMENT OF MERDINGER, FRUCHTER, ROSEN AND CORSO, P.C. AS AUDITORS

     The Board of Directors recommends to stockholders the certified public accounting firm of Merdinger, Fruchter, Rosen and Corso, P.C. to examine the Company's financial statements for the fiscal year ending August 31, 1998. Merdinger, Fruchter, Rosen and Corso, P.C. has served as the Company's independent auditors since the Company's inception.

     The Company anticipates that representatives of Merdinger, Fruchter, Rosen and Corso, P.C. will participate in the annual meeting of stockholders via conference call, may make a statement if they desire to do so, and will be available to respond to appropriate questions concerning the Company's financial statements.

     The Board of Directors has the authority to appoint the Company's auditors and has chosen to involve the stockholders in this appointment process. If the stockholders do not approve the appointment of Merdinger, Fruchter, Rosen and Corso, P.C., the Board will reconsider the selection of the Company's auditors and notwithstanding the stockholders' lack of approval, may elect to appoint Merdinger, Fruchter, Rosen and Corso, P.C. as auditors of the Company for the fiscal year ending August 31, 1998.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPOINTMENT OF MERDINGER, FRUCHTER, ROSEN AND CORSO, P.C. AS AUDITORS.

                                  MANAGEMENT

EXECUTIVE OFFICERS

     The executive officers of the Company serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board. The Company had the following four executive officers during the fiscal year ended August 31, 1997 (collectively the "Named Executives"):

     Keith F. Carney, age 41, joined the Company in July 1996 and served as its Chief Financial Officer and Treasurer during the fiscal year ended August 31, 1997. Prior to joining the Company, Mr. Carney was a securities analyst in the oil and gas exploration/production sector with Smith Barney, Inc. from 1992 to 1996. From 1982 to 1990 he was employed by Shell Oil as an exploration geologist, with assignments in the Gulf of Mexico, the Middle East and other areas. He received an M.S. in geology from Lehigh University and an MBA/Finance degree from the University of Denver in 1992.

     William D. Forster served as President and Chief Executive Officer, and a director of the Company during the fiscal year ended August 31, 1997. Further information regarding Mr. Forster is provided above under "Election of Directors--Nominees."

     Charif Souki served as Secretary, Chairman of the Board of Directors and a director of the Company during the fiscal year ended August 31, 1997. Further information regarding Mr. Souki is provided above under "Election of Directors-- Nominees."

     Walter L. Williams served as Vice Chairman and a director of the Company during the fiscal year ended August 31, 1997. Further information regarding Mr. Williams is provided above under "Election of Directors--Nominees."

EXECUTIVE COMPENSATION

     The following table reflects all forms of compensation for the Named Executives for services to the Company during the fiscal year ended August 31, 1997.

                          SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM COMPENSATION
                                                                            ---------------------------------
                                               ANNUAL COMPENSATION                   AWARDS          PAYOUTS
                                         --------------------------------   ----------------------- ---------
                                                                                         SECURITIES
                                                                            RESTRICTED   UNDERLYING                    ALL
                                                             OTHER ANNUAL      STOCK      OPTIONS/    LTIP           OTHER
 NAME AND PRINCIPAL POSITION    YEAR(1)    SALARY     BONUS  COMPENSATION    AWARDS($)     SARS(#)   PAYOUTS      COMPENSATION
------------------------------  -------  -----------  -----  ------------   ----------   ----------- ------       ------------
William D. Forster               1997    $        0     $0    $        0         --           --        --            --
     President and Chief         1996    $        0     $0    $        0         --           --        --            --
      Executive Officer
Keith F. Carney                  1997    $   90,000     $0    $        0         --           --        --            --
     Chief Financial Officer     1996    $11,250 (2)    $0    $        0         --         150,000     --            --
      and Treasurer
Charif Souki                     1997    $        0     $0    $        0         --           --        --            --
     Chairman of the Board       1996    $        0     $0    $        0         --           --        --            --
      and Secretary
Walter L. Williams               1997    $  120,000     $0    $        0         --           --        --            --
     Vice Chairman               1996    $        0     $0    $30,000 (3)        --         150,000     --            --

--------------
(1) The Company's first period of operations was the period from inception (February 21, 1996) to August 31, 1996.
(2) Mr. Carney's 1996 salary was payment for six weeks of employment from his inception date of July 16, 1996 through the period ended August 31, 1996 based on an annual salary of $90,000.
(3) Mr. Williams' Other Annual Compensation for 1996 represents 30,000 shares of common stock valued at $1.00 per share basis received in lieu of cash compensation for three months of employment from his inception date of June 1, 1996 through the period ended August 31, 1996 based on an annual salary of $120,000.

OPTIONS GRANTS

     No stock options were granted to Named Executives during the fiscal year ended August 31, 1997.

OPTION EXERCISES AND YEAR-END VALUES

     The following table sets forth information regarding unexercised options to purchase shares of Common Stock granted by the Company to Named Executives. No Named Executives exercised any Common Stock options during the fiscal year ended August 31, 1997.

                               NUMBER OF SECURITIES UNDERLYING                VALUE OF UNEXERCISED IN-THE-MONEY
              NAME       UNEXERCISED OPTIONS/SARS AT AUGUST 31, 1997           OPTIONS/SARS AT AUGUST 31, 1997
              ----       -------------------------------------------           -------------------------------
                                EXERCISABLE    UNEXERCISABLE                    EXERCISABLE     UNEXERCISABLE
                                -----------    -------------                    -----------     -------------
          Keith F. Carney          37,500        112,500                        $21,093.75 (1)   $63,281.25 (2)
          William D. Forster           --            --                              --               --
          Charif Souki                 --            --                              --               --
          Walter L Williams        75,000        75,000                         $42,187.50 (1)   $42,187.50 (2)

-----------------
(1) The product of the number of exercisable options and the difference between the $3.5625 market value of the underlying securities at market close on August 29, 1997 (the last reporting date for the fiscal year ended August 31, 1997), and the $3.00 exercise price.
(2) The product of the number of unexercisable options and the difference between the $3.5625 market value of the underlying securities at market close August 29, 1997 (the last reporting date for the fiscal year ended August 31, 1997), and the $3.00 exercise price.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of the Common Stock by each person known by the Company's Board of Directors to be the beneficial owner of more than 5% of the outstanding Common Stock as of October 1, 1997. Such persons have sole voting power and sole investment power with respect to the shares set forth in the table.


           NAME AND ADDRESS OF            AMOUNT AND NATURE OF   PERCENT OF
             BENEFICIAL OWNER             BENEFICIAL OWNERSHIP     CLASS
           -------------------            --------------------   ----------

          William D. Forster                  2,846,211 (1)        20.1%
          Cheniere Energy, Inc.
          1200 Smith Street, Suite 1710
          Houston, Texas 77002-4312

          BSR Investments, Ltd.               2,602,000 (2)        18.4%
          c/o Harney, Westwood & Riegels
          Box 71, Craigmuir Chambers
          Road Town, Tortola, B.V.I.

----------------
(1) Does not include 100,000 shares held by a trust for the benefit of Mr. Forster's mother of which Mr. Forster is a 20% remainderman and of which shares he disclaims beneficial ownership.
(2) BSR Investments, Ltd. is controlled by Samyr Souki, the President of BSR Investments, Ltd. and the father of Charif Souki. Charif Souki disclaims beneficial ownership of the shares.

     The following table sets forth as of October 1, 1997 the number of shares of the Company's Common Stock owned by each director and director nominee of the Company, executive officer named in the Summary Compensation Table above, and all of the Company's directors and executive officers as a group. Unless otherwise indicated, each holder has sole voting and investment power with respect to the shares of Common Stock owned by such holder.


                                                          AMOUNT AND
                                                           NATURE OF         PERCENT OF
             NAME OF BENEFICIAL OWNER                BENEFICIAL OWNERSHIP      CLASS
-------------------------------------------------    ---------------------   ----------
Keith C. Carney..................................               37,500 (1)         0.3%
William D. Forster...............................            2,846,211 (2)        20.1%
Kenneth R. Peak..................................                    0 (3)         0.0%
Charif Souki.....................................                    0 (4)         0.0%
Walter L. Williams...............................              105,000 (5)         0.7%
Efrem Zimbalist III..............................               22,000 (6)         0.2%
All Directors and Officers as a group (6 persons)            3,010,711 (7)        21.3%

---------------
(1) Includes 37,500 shares issuable upon exercise of presently exercisable options. Excludes 112,500 shares issuable upon the exercise of options held by Mr. Carney but not exercisable within 60 days of this proxy.
(2) Does not include 100,000 shares held by a trust for the benefit of Mr. Forster's mother of which Mr. Forster is a 20% remainderman and of which shares he disclaims beneficial ownership.
(3) Excludes 35,000 shares issuable upon the exercise of options held by Mr. Peak but not exercisable within 60 days of this proxy.
(4) Does not include 2,602,000 shares held by BSR Investments, Ltd. of which Charif Souki disclaims beneficial ownership. BSR Investments, Ltd. is controlled by Samyr Souki, the President of BSR Investments, Ltd. and the father of Charif Souki.
(5) Includes 75,000 shares issuable upon exercise of presently exercisable options. Excludes 75,000 shares issuable upon the exercise of options held by Mr. Williams but not exercisable within 60 days of this proxy.
(6) Excludes 10,000 shares issuable upon the exercise of options held by Mr. Zimbalist but not exercisable within 60 days of this proxy.
(7) Includes an aggregate of 112,500 shares issuable upon exercise of presently exercisable options. Excludes an aggregate of 232,500 shares issuable upon the exercise of options not exercisable within 60 days of this proxy.

BOARD REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors has furnished the following report on executive compensation for the fiscal year ended August 31, 1997:

     Because the Company is a development stage company, the Company has no employment agreements with any of its executive officers and two executive officers served with no compensation for the fiscal year ended August 31, 1997. William D. Forster, Director, President and Chief Executive Officer of the Company for the fiscal year ended August 31, 1997, and Charif Souki, Chairman of the Board of Directors and Secretary of the Company for the fiscal year ended August 31, 1997, did not receive any compensation in the form of salary or options and the Company does not currently intend to pay any such compensation to such officers until the Company has raised significant additional capital. The Company provided an apartment for the use of Mr. Forster and Mr. Souki during times they were in Houston at a total cost of $4,800 per month through June 3, 1997, at which time the lease was not renewed.

     For those executive officers receiving compensation, the Company seeks to relate a significant portion of the potential total executive compensation to the Company's financial performance. In general, executive financial rewards may be segregated into the following components: salary and stock-based benefits.

     Base compensation for senior executive officers is intended to afford a reasonable degree of financial security and flexibility to those individuals who are regarded by the board as acceptably discharging the levels and types of responsibility implicit in the various executive positions. The board also takes into consideration industry and non-industry compensation levels for professional peer groups. Based on these factors, Walter L. Williams received salary at a rate of $120,000 per year beginning September 1, 1996 and Keith F. Carney received salary at a rate of $90,000 per year beginning July 16, 1996. Messrs. Williams and Carney remained at the same salary rates through the fiscal year ended August 31, 1997.

     The board of directors is of the view that properly designed and administered stock-based incentives for senior executives closely align the executives' economic interests with those of stockholders and provide a direct continuing focus upon the goal of constantly striving to increase long-term stockholder value. Toward that goal, the Company (i) on June 1, 1996, granted Mr. Williams options to purchase 150,000 shares of the Common Stock and on July 3, 1996, granted Mr. Williams 30,000 shares of Common Stock in lieu of cash compensation for three months of employment from his inception date of June 1, 1996 until the end of the fiscal year on August 31, 1996, and (ii) on July 16, 1996, granted Mr. Carney options to purchase 150,000 shares of Common Stock. No options were granted to Named Executives for the fiscal year ended August 31, 1997. See "Executive Compensation--Summary Compensation Table and--Option Grants" for details.

     Since the Company has no compensation committee, the foregoing report was given by the entire incumbent Board of Directors as of August 31, 1997.

                                    THE BOARD OF DIRECTORS
                                    Charif Souki, Co-Chairman
                                    William D. Forster, Co-Chairman
                                    Walter L. Williams
                                    Efrem Zimbalist III

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Because the Company has no compensation committee, all incumbent members of the Board of Directors, as of August 31, 1997, participated in deliberations concerning executive officer compensation. In addition to serving as a director of the Company, several directors held positions as executive officers during the fiscal year ended August 31, 1997. Mr. Forster served as President and Chief Executive Officer, Mr. Williams served as Vice Chairman, and Mr. Souki served as Secretary.

COMMON STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Stock against, the S&P Oil and Gas (Exploration & Production) Index, and the Russel 2000 Index for the period beginning on July 3, 1996 and ending at fiscal year-end August 31, 1997. The Company's Common Stock began trading on the OTC Bulletin Board on July 3, 1996 and moved to the NASDAQ SmallCap Market on April 11, 1997. The graph was constructed on the assumption that $100 was invested in the Company's Common Stock, the S&P Oil and Gas (Exploration & Production) Index, and the Russel 2000 Index on July 3, 1996.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG CHENIERE ENERGY, INC., S&P OIL & GAS (EXPLORATION & PRODUCTION) INDEX, AND
                               RUSSEL 2000 INDEX





                             [GRAPH APPEARS HERE]






                                JULY 3, 1996  AUGUST 31, 1996  AUGUST 31, 1997
                                ------------  ---------------  ---------------

     Cheniere Energy, Inc.           $100           $117             $119

     S&P Oil & Gas (Exploration &    $100           $ 98             $111
     Production) Index

     Russel 2000 Index               $100           $ 97             $125


CERTAIN RELATIONSHIPS AND TRANSACTIONS

     BSR Investments, Ltd. ("BSR"), an entity holding approximately 18.1% of the outstanding shares of the Company's Common Stock, is under the control of Samyr Souki, the father of Charif Souki, Chairman of the Board of Directors and Secretary of the Company for the fiscal year ended August 31, 1997. Charif Souki has been engaged, from time to time, as a consultant to BSR. Charif Souki disclaims beneficial ownership of all shares held by BSR.

     During November and December 1996, pursuant to Regulation S promulgated under the Securities Act of 1933, as amended ("Regulation S"), the Company sold an aggregate of 435,555 shares of the Company's Common Stock to four offshore investors and received gross proceeds of $1,080,000. Also, during November and December of 1996, the company sold an aggregate of 112,166 shares of the Company's Common Stock to "accredited investors" (as defined in Rule 501(a) promulgated under the Securities Act of 1933, as amended (the "Securities Act)) pursuant to Rule 506 of Regulation D promulgated under the Securities Act and received gross proceeds of $252,375. The placement fees for each of these sales, $133,237 in aggregate, were paid to Karim Souki, a brother to Charif Souki, the Chairman of the Board of Directors and Secretary of the Company for the fiscal year ended August 31, 1997.

     During July 1997, pursuant to Regulation S, the Company sold an aggregate of 350,000 shares of the Company's Common Stock to two offshore investors and received gross proceeds of $1,050,000. During August 1997, pursuant to Regulation S, the Company sold an aggregate of 100,000 shares of the Company's Common Stock to one offshore investor and received gross proceeds of $300,000. The placement fees for each of these sales, $135,000 in aggregate, were paid to Investors Administration Services, Ltd. ("IAS"), a London, England based financial company. One of the principals of IAS is Karim Souki.

                                 OTHER MATTERS

REQUIRED VOTE

     Only holders of Common Stock as of the Record Date will be entitled to vote in person or by proxy at the meeting. A majority of issued and outstanding shares of Common Stock as of the Record Date represented at the meeting in person or by proxy will constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Provided that a quorum is present at the meeting, (i) the five director nominees who receive the greatest number of votes cast for election by stockholders entitled to vote therefor will be elected directors, (ii) the affirmative vote for approval of the Company's 1997 Stock Option Plan by a majority of shares entitled to vote thereon and present in person or by proxy will constitute stockholder approval thereof, (iii) the affirmative vote for approval of the proposed amendment to the Company's Amended and Restated Certificate of Incorporation pursuant to which (a) the total number of shares of the Company's Capital Stock would be increased to 45,000,000, (b) the number of shares of the Company's authorized Common Stock, par value $.003 per share, would be increased to 40,000,000, and (c) the number of shares of the Company's authorized Preferred Stock, par value $.0001 per share, would be increased to 5,000,000 by a majority of shares entitled to vote thereon will constitute stockholder approval thereof, and (iv) the affirmative vote for approval of appointment of Merdinger, Fruchter, Rosen & Corso, P.C. as auditors by a majority of shares entitled to vote thereon and present in person or by proxy will constitute stockholder approval thereof. Votes withheld in connection with the election of one or more director nominees will not be counted as votes cast for such individuals. Abstentions and broker non-votes with respect to the 1997 Stock Option Plan, the proposed amendment to the Company's Amended and Restated Certificate of Incorporation, and appointment of Merdinger, Fruchter, Rosen & Corso, P.C. will have the same effect as a vote against approval thereof. Votes will be tabulated and the results will be certified by the inspector of elections who is required to resolve impartially any interpretive questions as to the conduct of the vote. In tabulating votes, a record will be made of the number of shares (i) voted for each nominee, (ii) with respect to which authority to vote for each nominee has been withheld,
(iii) voted for, against and abstaining from approval of the 1997 Stock Option Plan, the proposed amendment to the Company's Amended and Restated Certificate of Incorporation, and appointment of Merdinger, Fruchter, Rosen & Corso, P.C., and (iv) present at the meeting but not voting. Under Delaware law, stockholders will have no appraisal or similar dissenters' rights with respect to action on the 1997 Sock Option Plan, the proposed amendment to the Company's Amended and Restated Certificate of Incorporation or the appointment of Merdinger, Fruchter, Rosen & Corso, P.C.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Exchange Act, directors, certain officers, and beneficial owners of 10% or more of any class of the Company's stock ("Reporting Persons") are required from time to time to file with the Securities and Exchange Commission and the NASDAQ SmallCap Market reports of ownership and changes of ownership. Reporting Persons are required to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of forms and written representations received from Reporting Persons by it with respect to the fiscal year ended August 31, 1997, the Company believes that all filing requirements applicable to the Company's officers, directors and greater than 10% stockholders have been met.

STOCKHOLDER PROPOSALS

     Management anticipates that the Company's 1998 annual stockholders meeting will be held during November 1998. Any stockholder who wishes to submit a proposal for action to be included in the proxy statement and form of proxy relating to the Company's 1998 annual stockholders meeting must submit the proposal to the Company on or before June 15, 1998. Any such proposals should be timely sent by certified mail, return receipt requested, to the Secretary of the Company, 1200 Smith Street, Suite 1710, Houston, Texas 77002-4312.

AVAILABILITY OF ANNUAL REPORT

     The Company is including herewith a copy of its annual report on Form 10-K for the fiscal year ended August 31, 1997, which has been filed with the Securities and Exchange Commission in Washington, D.C.

                                          By order of the Board of Directors,


                                          /s/ CHARIF SOUKI
                                          ----------------------------------
                                                         Charif Souki
                                          Secretary and Co-Chairman of the Board


                                          /s/ WILLIAM D. FORSTER
                                          -----------------------------
                                                William D. Forster
                                             Co-Chairman of the Board


October 10, 1997

                                                                      APPENDIX A

                             CHENIERE ENERGY, INC.
                             ---------------------


                            1997 STOCK OPTION PLAN
                            ----------------------


                                   ARTICLE I

                                    PURPOSE
                                    -------

     1.1 This Cheniere Energy, Inc. 1997 Stock Option Plan is intended to advance the interests of the Company and its stockholders and subsidiaries by attracting, retaining and motivating the performance of selected directors, officers and employees of the Company of high caliber and potential upon whose judgment, initiative and effort the Company is largely dependent for the successful conduct of its business, and to encourage and enable such directors, officers and employees to acquire and retain a proprietary interest in the Company by ownership of its stock.

                                  ARTICLE II

                                  DEFINITIONS
                                  -----------

     2.1  "Board" means the Board of Directors of the Company.

     2.2  "Code" means the Internal Revenue Code of 1986, as amended.

     2.3 "Common Stock" means the Company's Common Stock, par value $.003 per share.

     2.4 "Committee" means a committee appointed by the Board consisting of not less than two directors who fulfill the "non-employee director" requirements of Rule 16b-3 under the Exchange Act and the "outside director" requirements of
Section 162(m) of the Code. Without limitation, the Committee may be the Compensation Committee, if any, of the Board, or any subcommittee of the Compensation Committee or the Board, provided that the members of the Committee satisfy the requirements of the previous sentence. The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

     Notwithstanding the preceding paragraph, the term "Committee" as used in the Plan with respect to any Nonqualified Stock Option for a Committee member shall refer to the Board. In the case of a Nonqualified Stock Option for a Committee member, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Option, and any actions as to such Option may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to a Nonqualified Stock Option for a Committee member, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

     2.5  "Company" means Cheniere Energy, Inc., a Delaware corporation.

     2.6 "Covered Employee" means a named executive officer who is one of the group of covered employees as defined in Section 162(m) of the Code and Treasury Regulation (S) 1.162-27(c) (or its successor).

     2.7 "Date of Grant" means the date on which an Option becomes effective in accordance with Section 6.1 hereof.

     2.8 "Eligible Person" means any person who is a director, officer or employee of the Company or any Subsidiary.

     2.9  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.10 "Fair Market Value" means the last reported sales price of the Common Stock on the principal trading market on which the Common Stock is listed or traded on the date as of which fair market value is to be determined or, in the absence of any reported sales of Common Stock on such date, on the first preceding date on which any such sale shall have been reported. If Common Stock is not listed or traded on the date as of which fair market value is to be determined, the Committee shall determine in good faith the fair market value in whatever manner it considers appropriate.

     2.11 "Incentive Stock Option" means a stock option granted under the Plan that is intended to meet the requirements of Section 422 of the Code and regulations promulgated thereunder.

     2.12 "Insider" means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

     2.13 "Nonqualified Stock Option" means a stock option granted under the Plan that is not an Incentive Stock Option.

     2.14 "Option" means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan.

     2.15 "Optionee" means an Eligible Person to whom an Option has been granted, which Option has not expired, under the Plan.

     2.16 "Option Price" means the price at which each share of Common Stock subject to an Option may be purchased, determined in accordance with Section 6.2 hereof.

     2.17 "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Section 162(m) of the Code and Treasury Regulation (S) 1.162-27(e) (or its successor).

     2.18 "Plan" means this Cheniere Energy, Inc. 1997 Stock Option Plan, as it may be amended from time to time.

     2.19 "Stock Option Agreement" means an agreement between the Company and an Optionee under which the Optionee may purchase Common Stock under the Plan.

     2.20 "Subsidiary" means a subsidiary corporation of the Company, within the meaning of Section 424(f) of the Code.

                                  ARTICLE III

                                  ELIGIBILITY
                                  -----------

     All Eligible Persons are eligible to receive a grant of an Option under the Plan. The Committee shall, in its sole discretion, determine and designate from time to time those Eligible Persons who are to be granted an Option.

                                  ARTICLE IV

                                ADMINISTRATION
                                --------------

     4.1 Committee Members. The Plan shall be administered by the Committee appointed by the Board.

     4.2 Committee Authority. Subject to the express provisions of the Plan, the Committee shall have the authority, in its discretion, to determine the Eligible Persons to whom an Option shall be granted, the time or times at which an Option shall be granted, the number of shares of Common Stock subject to each Option, the Option Price of the shares subject to each Option, and the time or times when each Option shall become exercisable and the duration of the exercise period.

     Subject to the express provisions of the Plan, the Committee shall also have discretionary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all the determinations necessary or advisable in the administration of the Plan. All such actions and determinations by the Committee shall be conclusively binding for all purposes and upon all persons. No Committee member shall be liable for any action or determination made in good faith with respect to the Plan, any option or any Stock Option Agreement entered into hereunder.

     4.3 Majority Rule. A majority of the members of the Committee (or, if less than three, all of the members) shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by a majority of the whole Committee shall constitute the action of the Committee.

     4.4 Company Assistance. The Company shall supply full and timely information to the Committee on all matters relating to Eligible Persons, their employment or other service to the Company, their death, disability or other termination of service, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties.

                                   ARTICLE V

                        SHARES OF STOCK SUBJECT TO PLAN
                        -------------------------------

     5.1  Number of Shares.  Subject to adjustment pursuant to the provisions of
Section 5.2 hereof, the maximum number of shares of Common Stock which may be issued and sold hereunder shall be 950,000 shares. Shares of Common Stock issued and sold under the Plan may be either authorized but unissued shares or shares held in the Company's treasury. Shares of Common Stock covered by an Option that shall have been exercised shall not again be available for an Option grant. If an Option shall terminate for any reason (including, without limitation, the cancellation of an Option pursuant to Section 6.6 hereof) without being wholly exercised, the number of shares to which such Option termination relates shall again be available for grant hereunder. Unless and until the Committee determines that a particular Option granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Options to Covered Employees:

          (a) Subject to adjustment as provided in Section 5.2, the maximum aggregate number of Options for shares of Common Stock that may be granted in any calendar year to any Covered Employee shall be five hundred thousand (500,000) shares.

          (b) With respect to any Option granted to a Covered Employee that is canceled or repriced, the number of shares of Common Stock subject to such Option shall continue to count against the maximum number of shares that may be the subject of Options granted to such Covered Employee under subsection (a) above and, in this regard, such maximum number shall be determined in accordance with Section 162(m) of the Code.

          (c) The limitations of subsections (a) and (b) above shall be construed and administered so as to comply with the Performance-Based Exception.

     5.2 Antidilution. Subject to Article IX hereof, in the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger or consolidation, or the sale, conveyance, or other transfer by the Company of all or substantially all of its property, or any other change in the corporate structure or shares of the Company, pursuant to any of which events the then outstanding shares of Common Stock are split up or combined, or are changed into, become exchangeable at the holder's election for or entitle the holder thereof to, other shares of stock, or in the case of any other transaction described in Section 424(a) of the Code, the Committee may change the number and kind of shares (including by substitution of shares of another corporation) subject to the Options and/or the Option Price of such shares in the manner that it shall deem to be equitable and appropriate. In no event may any such change be made to an Incentive Stock Option which would constitute a "modification" within the meaning of Section 424(h)(3) of the Code.

                                  ARTICLE VI

                                    OPTIONS
                                    -------

     6.1 Grant of Option. An Option may be granted to any Eligible Person selected by the Committee. The grant of an Option shall first be effective upon the date it is approved by the Committee, except to the extent the Committee shall specify a later date upon which the grant of an Option shall first be effective. Each Option shall be designated, at the discretion of the Committee, as an Incentive Stock Option or a Nonqualified Stock Option, provided that Incentive Stock Options may only be granted to Eligible Persons who are considered employees of the Company or any Subsidiary for purposes of Section 422 of the Code. The Company and the Optionee shall execute a Stock Option Agreement which shall set forth such terms and conditions of the Option as may be determined by the Committee to be consistent with the Plan, and which may include additional provisions and restrictions that are not inconsistent with the Plan.

     6.2 Option Price. The Option Price shall be determined by the Committee; provided, however, the Option Price of an Incentive Stock Option shall not be less than 100 percent of the Fair Market Value of a share of Common Stock on the Date of Grant. To the extent that a Nonqualified Stock Option is intended to qualify for the Performance-Based Exception, the Option Price shall not be less than 100% of the Fair Market Value per share of Common Stock on the Date of Grant.

     No employee shall be eligible for the grant of any Incentive Stock Option who owns, or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any parent or Subsidiary of the Company. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an employee's percentage ownership in the Company or any parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

     6.3 Vesting; Term of Option. Unless otherwise specified by the Committee in the Stock Option Agreement for an Optionee, an Option shall vest and become exercisable in cumulative annual installments, each of which shall relate to one quarter of the number of shares of Common Stock originally covered thereby (adjusted in accordance with Section 5.2 hereof), on the second, third, fourth and fifth anniversaries of the Date of Grant, respectively, provided that the Optionee is an Eligible Person on such anniversary. Notwithstanding the foregoing, the Committee, in its sole discretion, may accelerate the exercisability of any Option at any time. An Option may become 100 percent vested and exercisable upon an Optionee's death or disability to the extent provided in Article VIII hereof. The period during which a vested Option may be exercised shall be ten years from the Date of Grant, unless a shorter exercise period is specified by the Committee in the Stock Option Agreement for an Optionee.

     6.4 Option Exercise; Withholding. An Option may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted for the exercise thereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of shares delivered to the Company at its principal office, and payment in full to the Company at said office of the amount of the Option Price for the number of shares of the Common Stock with respect to which the Option is then being exercised. Payment of the Option Price shall be made (i) in cash or by cash equivalent, (ii) at the discretion of the Committee, in Common Stock (not subject to limitations on transfer) valued at the Fair Market Value of such shares on the trading date immediately preceding the date of exercise or (iii) at the discretion of the Committee, by a combination of such cash and such Common Stock. In addition to and at the time of payment of the Option Price, the Optionee shall pay to the Company in cash or, at the discretion of the Committee, in Common Stock the full amount of all federal and state withholding and other employment taxes applicable to the taxable income of such Optionee resulting from such exercise.

     6.5 Nontransferability of Option. No Option shall be transferred by an Optionee other than by will or the laws of descent and distribution. No transfer of an Option by the Optionee by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer. During the lifetime of an Optionee, the Option shall be exercisable only by him, except that, in the case of an Optionee who is legally incapacitated, the Option shall be exercisable by his guardian or legal representative.

     6.6 Cancellation, Substitution and Amendment of Options. The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, (i) the cancellation of any or all outstanding Options and the grant in substitution therefor of new Options covering the same or different numbers of shares of Common Stock and having an Option Price which may be the same as or different than the Option Price of the canceled Options or (ii) the amendment of the terms of any and all outstanding Options.

                                  ARTICLE VII

                            INCENTIVE STOCK OPTIONS
                            -----------------------

     7.1 Annual Limits. No Incentive Stock Option shall be granted to an Optionee as a result of which the aggregate Fair Market Value (determined as at the date of grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time in any calendar year under the Plan (and any other stock option plans of the Company, any Subsidiary or any parent corporation) would exceed $100,000, as determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Options into account in the order in which granted.

     Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonqualified Stock Option and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they are granted.

     7.2 Disqualifying Dispositions. If shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Optionee upon exercise, the Optionee shall, within 10 days after such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require. With respect to any disqualifying disposition of shares of Common Stock received by an Optionee pursuant to the exercise of an Incentive Stock Option, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Optionee an amount sufficient to satisfy federal, state and local tax withholding requirements attributable to such disqualifying disposition.

     7.3 Other Terms and Conditions. Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as are deemed necessary, or desirable by the Committee, which terms, together with the terms of this Plan, shall be intended and interpreted to cause such Incentive Stock Option to qualify as an "incentive stock option" under Section 422 of the Code.

                                 ARTICLE VIII

                            TERMINATION OF SERVICE
                            ----------------------

     8.1 Death. Except if otherwise provided in the Stock Option Agreement, if an Optionee shall die at any time after the Date of Grant and while he is an Eligible Person, the executor or administrator of the estate of the decedent, or the person or persons to whom an Option shall have been validly transferred in accordance with Section 6.5 hereof pursuant to will or the laws of descent and distribution, shall have the right, during the period ending one year after the date of the Optionee's death (subject to Section 6.3 hereof concerning the maximum term of an Option), to exercise the Optionee's Option to the extent that it was exercisable at the date of the Optionee's death and shall not have been previously exercised. The Committee may determine at or after grant to make any portion of his Option that is not exercisable at the date of death immediately vested and exercisable. No Incentive Stock Option may be exercised more than one year after the Optionee's termination of employment due to death.

     8.2 Disability. Except if otherwise provided in the Stock Option Agreement, if an Optionee's employment or other service with the Company or any Subsidiary shall be terminated as a result of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code) at any time after the Date of Grant and while he is an Eligible Person, the Optionee (or in the case of an Optionee who is legally incapacitated, his guardian or legal representative) shall have the right, during a period ending one year after the date of his termination due to disability (subject to Section 6.3 hereof concerning the maximum term of an Option), to exercise such Option to the extent that it was exercisable at the date of such termination of employment or other service and shall not have been exercised. The Committee may determine at or after grant to make any portion of his Option that is not exercisable at the date of termination of employment or other service due to disability immediately vested and exercisable. No Incentive Stock Option may be exercised more than one year after the Optionee's termination of employment due to disability.

     8.3 Termination for Cause. If an Optionee's employment or other service with the Company or any Subsidiary shall be terminated for cause, the Optionee's right to exercise any unexercised portion of his Option shall immediately terminate and all rights thereunder shall cease. For purposes of this Section 8.3, termination for "cause" shall include, but not be limited to, embezzlement or misappropriation of corporate funds, any acts of dishonesty resulting in conviction for a felony, misconduct resulting in material injury to the Company or any Subsidiary, significant activities harmful to the reputation of the Company or any Subsidiary, a significant violation of Company or Subsidiary policy, willful refusal to perform, or substantial disregard of, the duties properly assigned to the Optionee, or a significant violation of any contractual statutory or common law duty of loyalty to the Company or any Subsidiary. The Committee shall have the power to determine whether the Optionee has been terminated for cause and the date upon which such termination for cause occurs. Any such determination shall be final, conclusive and binding upon the Optionee.

     8.4  Other Termination of Service.   Except if otherwise provided in the
Stock Option Agreement, if an Optionee's employment or other service with the Company or any Subsidiary shall be terminated for any reason other than death, permanent and total disability or termination for cause, the Optionee shall have the right, during the period ending 90 days after such termination (subject to Section 6.3 hereof concerning the maximum term of an Option), to exercise such Option to the extent that it was exercisable at the date of such termination and shall not have been exercised. For purposes of this Section 8.4, an Optionee shall not be considered to have terminated employment or other service with the Company or any Subsidiary until the expiration of the period of any military, sick leave or other bona fide leave of absence, up to a maximum period of 90 days (or such greater period during which the Optionee is guaranteed reemployment either by statute or contract).

                                  ARTICLE IX

                               CHANGE IN CONTROL
                               -----------------

     9.1  Change in Control.   Upon a "change in control" of the Company (as
defined in Section 9.2), each outstanding Option, to the extent that it shall not otherwise have become vested, shall become fully and immediately vested (without regard to any otherwise applicable vesting requirement under Section
6.3 or in the Stock Option Agreement) and an Optionee shall surrender his Option and receive with respect to each share of Common Stock issuable under such Option outstanding at such time, a payment in cash equal to the excess of the Fair Market Value of the Common Stock at the time of the change in control over the Option Price of the Common Stock; provided, however, that no such vesting and cash payment shall occur if (i) the change in control has been approved by at least two-thirds of the members of the Board who were serving as such immediately prior to such transaction and (ii) provision has been made in connection with such transaction for (a) the continuation of the Plan and/or the assumption of such Options by a successor corporation (or a parent or subsidiary thereof) or (b) the substitution for such Options of new options covering the stock of a successor corporation (or a parent or subsidiary thereof), with appropriate adjustments as to the number and kinds of shares and exercise prices. In the event of any such continuation, assumption or substitution, the Plan and/or such Options shall continue in the manner and under the terms so provided.

     9.2 Definition. For purposes of Section 9.1 hereof, a "change in control" of the Company shall mean:

          (a) The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the total voting power of all the Company's then outstanding securities entitled to vote generally in the election of directors to the Board; provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a change in control: (i) any acquisition by the Company or its parent or Subsidiaries, (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or its parent or Subsidiaries, or (iii) any acquisition consummated with the prior approval of the Board; or

          (b) During the period of two consecutive calendar years, individuals who at the beginning of such period constitute the Board, and any new director(s) whose (i) election by the Board or (ii) nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, should cease for any reason to constitute a majority of the Board; or

          (c) The Company becomes a party to a merger, plan of reorganization, consolidation or share exchange in which either (i) the Company will not be the surviving corporation or (ii) the Company will be the surviving corporation and any outstanding shares of the Company's common stock will be converted into shares of any other company (other than a reincorporation or the establishment of a holding company involving no change of ownership of the Company) or other securities, cash or other property (excluding payments made solely for fractional shares); or

          (d) The shareholders of the Company approve a merger, plan of reorganization, consolidation or share exchange with any other corporation, and immediately following such merger, plan of reorganization, consolidation or share exchange the holders of the voting securities of the Company outstanding immediately prior thereto hold securities representing fifty percent (50%) or less of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger, plan of reorganization, consolidation or share exchange; provided, however, that notwithstanding the foregoing, no change in control shall be deemed to have occurred if one-half (1/2) or more of the members of the Board of the Company or such surviving entity immediately after such merger, plan of reorganization, consolidation or share exchange is comprised of persons who served as directors of the Company immediately prior to such merger, plan of reorganization, consolidation or share exchange or who are otherwise designees of the Company; or

          (e) Upon approval by the Company's stockholders of a complete liquidation and dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company other than to a parent or Subsidiary; or

          (f) Any other event that a majority of the Board, in its sole discretion, shall determine constitutes a change in control for purposes of
     Section 9.1.

          Notwithstanding the occurrence of any of the foregoing events of this
     Section 9.2 which would otherwise result in a change in control, the Board may determine in its sole discretion, if it deems it to be in the best interest of the Company, that an event or events otherwise constituting a change in control shall not be considered a change in control. Such determination shall be effective only if it is made by the Board as it is constituted prior to the occurrence of an event that otherwise would be or probably would lead to a change in control; or after such event if made by the Board a majority of which is composed of directors who were members of the Board immediately prior to the event that otherwise would be or probably would lead to a change in control.

     9.3 Exchange of Options. The Committee may, in its discretion, permit any Optionee to surrender outstanding Options in order to exercise or realize his rights under other Options or in exchange for the grant of new Options, or require holders of Options to surrender outstanding Options as a condition precedent to the grant of new Options.

                                   ARTICLE X

                              STOCK CERTIFICATES
                              ------------------

     10.1 Issuance of Certificates. Subject to Section 10.2 hereof, the Company shall issue a stock certificate in the name of the Optionee (or other person exercising the Option in accordance with the provisions of the Plan) for the shares of Common Stock purchased by exercise of an Option as soon as practicable after due exercise and payment of the aggregate Option Price for such shares. A separate stock certificate or separate stock certificates shall be issued for any shares of Common Stock purchased pursuant to the exercise of an Option that is an Incentive Stock Option, which certificate or certificates shall not include any shares of Common Stock that were purchased pursuant to the exercise of an Option that is a Nonqualified Stock Option.

     10.2 Conditions. The Company shall not be required to issue or deliver any certificate for shares of Common Stock purchased upon the exercise of any Option granted hereunder or any portion thereof prior to fulfillment of all of the following conditions:

          (a) The completion of any registration or other qualification of such shares, under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Committee shall in its sole discretion deem necessary or advisable;

          (b) The obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable;

          (c) The lapse of such reasonable period of time following the exercise of the Option as the Committee from time to time may establish for reasons of administrative convenience;

          (d) Satisfaction by the Optionee of all applicable withholding taxes or other withholding liabilities; and

          (e) If required by the Committee, in its sole discretion, the receipt by the Company from an Optionee of (i) a representation in writing that the shares of Common Stock received upon exercise of an Option are being acquired for investment and not with a view to distribution and (ii) such other representations and warranties as are deemed necessary by counsel to the Company.

     10.3 Legends. The Company reserves the right to legend any certificate for shares of Common Stock, conditioning sales of such shares upon compliance with applicable federal and state securities laws and regulations.

                                  ARTICLE XI

                   EFFECTIVE DATE, TERMINATION AND AMENDMENT
                   -----------------------------------------

     11.1 Effective Date. The Plan shall become effective on the date of its adoption by the Board; provided, however that no Option shall be exercisable by an Optionee unless and until the Plan shall have been approved by the stockholders of the Company, which approval shall be obtained within 12 months before or after the adoption of the Plan by the Board. If the stockholders fail to approve the Plan within one year from the Effective Date, any Options granted hereunder shall be null and void and of no effect.

     11.2 Termination and Amendment. The Plan shall terminate on the date immediately preceding the tenth anniversary of the earlier of the date the Plan is adopted by the Board or the date the Plan is approved by the Company's stockholders. Notwithstanding the foregoing, the Board shall have complete power and authority to terminate the Plan at an earlier date or to amend the Plan; provided, however, the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law,
(a) increase the maximum number of shares which may be issued under the Plan pursuant to Section 5.1, (b) amend the requirements as to the class of employees eligible to receive Options for Common Stock under the Plan, (c) extend the term of the Plan, or (d) decrease the authority granted to the Committee under the Plan in contravention of (i) Rule 16b-3 under the Exchange Act or (ii) Section

162(m) of the Code to the extent that the Committee seeks compliance with
Section 162(m). No termination or amendment of the Plan shall adversely affect the rights of an Optionee (or his permitted transferee) under a previously granted or transferred Option without his written consent.

     In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Common Stock is then listed or quoted, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without obtaining the approval of the Company's stockholders within the prescribed time period.

     With respect to Insiders, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of any Stock Option Agreement or the Plan shall be interpreted to give effect to such intention.

     Unless otherwise determined by the Committee with respect to any particular Option grant, it is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the Code so that any Stock Options that are granted to Covered Employees shall qualify for the Performance-Based Exception. If any provision of the Plan or a Stock Option Agreement would not permit the Plan or Stock Option to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of any Stock Option or on the economic value to an Optionee (or his permitted transferee) of any outstanding Stock Option.

                                  ARTICLE XII

                                 MISCELLANEOUS
                                 -------------

     12.1 Employment or other Service. Nothing in the Plan, in the grant of any Option or in any Stock Option Agreement shall confer upon any Eligible Person the right to continue in the capacity in which he is employed by or otherwise provides services to the Company or any Subsidiary. Notwithstanding anything contained in the Plan to the contrary, unless otherwise provided in a Stock Option Agreement, no Option shall be affected by any change of duties or position of the Optionee (including a transfer to or from the Company or any Subsidiary), so long as such Optionee continues to be an Eligible Person.

     12.2 Rights as Shareholder. An Optionee or the permitted transferee of an Option shall have no rights as a shareholder with respect to any shares subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein. Nothing contained herein or in the Stock Option Agreement relating to any Option shall create an obligation on the part of the Company to repurchase any shares of Common Stock purchased hereunder.

     12.3 Compensation and Benefit Plans. The adoption of the Plan shall not affect any other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary. The amount of any compensation deemed to be received by an Optionee as a result of the exercise of an Option or the sale of shares received upon such exercise shall not constitute compensation with respect to which any other employee benefits of such Optionee are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board or the Committee or provided by the terms of such plan.

     12.4 Plan Binding on Successors. The Plan shall be binding upon the Company, its successors and assigns, and the Optionee, his executor, administrator and permitted transferees.

     12.5 Construction and Interpretation. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the plan.

     12.6 Severability. If any provision of the Plan or any Stock Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

     12.7 Governing Law. The validity and Construction of this Plan and of the Stock Option Agreements shall be governed by the laws of the State of Texas, without regard to its conflicts of law provisions.



     This Cheniere Energy, Inc. 1997 Stock Option Plan was originally adopted and approved by the Board of Directors of Cheniere Energy, Inc., on April 22, 1997. By unanimous written consent of the Board of Directors dated October 2, 1997, the Plan was amended and restated effective as of April 22, 1997.

               /s/ CHARIF SOUKI
               ----------------------------------
               Secretary of Cheniere Energy, Inc.

     This Cheniere Energy, Inc. 1997 Stock Option Plan was duly approved by the stockholders of Cheniere Energy, Inc. on the _______ day of _____________, 1997.



               ----------------------------------
               Secretary of Cheniere Energy, Inc.

                             CHENIERE ENERGY, INC.
           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE
         ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 5, 1997

  The undersigned hereby appoints Charif Souki and William D. Forster, and each of them, either one of whom may act without joinder of the other, each with full power of substitution and ratification, attorneys and proxies of the undersigned to vote all shares of Cheniere Energy, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders to be held at Cheniere's offices at Two Allen Center, 1200 Smith Street, Suite 1710, Houston, Texas on Wednesday, November 5, 1997 at 10:00 a.m., Houston, Texas time, and at any adjournment thereof.
1. ELECTION OF DIRECTORS:

 [_] FOR election (except  [_] authority to       Nominees: William D. Forster,
     as indicated below)       vote for all       Kenneth R. Peak, Charif Souki,
                               nominees listed    Walter L. Williams, Efrem
                               at right           Zimbalist III

INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line below.

--------------------------------------------------------------------------------

2. Approval of the Company's 1997 Stock Option Plan.

                      FOR [_]   AGAINST [_]   ABSTAIN [_]

3. Approval of the amendment to the Amended and Restated Certificate of Incorporation increasing the total number of shares of authorized Capital Stock to 45,000,000, the number of shares of authorized Common Stock to 40,000,000, and the number of shares of authorized Preferred Stock to 5,000,000.

                      FOR [_]   AGAINST [_]   ABSTAIN [_]

                    (To be Voted and Signed on Reverse Side)



4. Appointment of Merdinger, Fruchter, Rosen and Corso as auditors for the fiscal year ended August 31, 1998.

                      FOR [_]   AGAINST [_]   ABSTAIN [_]

5. In their discretion, upon such other matters (including procedural and other matters relating to the conduct of the meeting) which may properly come before the meeting and any adjournment thereof.

  THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO CONTRARY SPECIFICATION IS MADE, THEN THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE DIRECTOR NOMINEES NAMED IN ITEM 1 AND FOR EACH OF THE PROPOSALS IDENTIFIED IN ITEMS 2, 3, 4 AND 5.

  THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT FURNISHED HEREWITH. PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED, PRE-ADDRESSED STAMPED ENVELOPE.

                                   Dated_________________________________, 1997

                                   --------------------------------------------

                                   --------------------------------------------
                                           Signature(s) of Stockholder

                                   Note: Please sign exactly as your name
                                   appears on your stock certificate. When
                                   signing as executor, administrator, trustee or other representative, please give your full title. All joint owners should sign.

                                   Please date, sign and mail your proxy card back as soon as possible!